EXHIBIT 10.16
SERVICES CONTRACT
THE SERVICES CONTRACT (hereinafter the Agreement”), is made this 17th day of October, 2005, by and between Moore Engineering, Inc., a North Dakota corporation, (hereinafter “Engineer”), and Gold Energy, LLC, a Minnesota limited liability company, (hereinafter “Owner”).
WITNESSETH:
WHEREAS Owner intends to develop, finance and construct an ethanol plant (hereinafter the “Project”); and
WHEREAS Owner wishes to engage Engineer to provide certain engineering and surveying services related to the Project and Engineer desires to accept such engagement upon the terms and conditions set out in this Agreement.
NOW THEREFORE Engineer and Owner for the considerations hereinafter named agree as follows:
ARTICLE 1. TERM-
Engineer shall provide engineering and surveying services for the work as described in Article 2 and shall do everything required by this Agreement. Engineer’s engagement by Owner shall commence as of the date of this Agreement and shall continue until the Work is satisfactorily completed unless this Agreement is properly terminated as provided herein. Owner may terminate this Agreement at any time, with or without cause, upon delivery of oral or written notice to Engineer indicating an intention to terminate the Agreement. In the event, Owner exercises the right to terminate this Agreement, Engineer shall be entitled to payment for Work actually rendered and completed prior to such notice to terminate upon submission of reasonable documentation to Owner.
ARTICLE 2. SCOPE OF THE WORK-
The scope of the work (hereinafter the “Work”) shall include:
1.	Assist Owner with survey information on each prospective site requested by owner. Each site surveyed to include 160 +/- Acre boundary and topographical surveys with:
•	Existing or proposed property boundaries

•	1 foot contours/5 foot index contours

•	Existing roads-centerline and edge, ditch flow line, etc.

•	Existing railroad-centerline and top of rail (100 foot maximum spacing)

•	Existing right of ways and easements

•	Existing utilities-route and size (gas, water, electrical)

•	Existing buildings, trees, water surface/edge of water

•	Existing culverts (flow line elevation, size of culvert, type of material)

•	Existing field drain tile (size, inlets, flow elevations and flow directions)

•	Roads and streams identified (i.e. US 12, Col00)

•	Flood information if readily available (100 and 500 yr flood elevations)

•	All property corners to be placed with iron pins with steel fence posts guards

•	All necessary survey monument records to be recorded at the county recorders office as required by law

•	All vertical data to be the same as any applicable flood plain maps

•	Legal Description of site

•	Address of Site (if available)
Items listed above to be placed in ACAD format DWG file.
ARTICLE 3. TIME OF COMPLETION-
The Work including, but not limited to, the engineering and surveying required under this Agreement shall be commenced and completed within thirty days from Owner’s Notice to Proceed to complete each of the proposed sites.
Owner shall give Engineer a written one (1) week notice, minimum, of any required deadlines. Engineer will be responsible to expedite the work for each deadline within the timeline given by owner with no undue delays on Engineer’s behalf.
ARTICLE 4. THE CONTRACT SUM & CONSIDERATION-
The above-described Work will be delivered by Engineer for a time and material price of +/-$5,500.00, with a not-to-exceed price of $7,000.00 for each of the requested 160 +/-Acre boundary and topographic surveys.
Moore Engineering, Inc.’s labor rates are as follows:

Labor Code	Description	Billing Rate Per Hour
501	Principal Engineer	$120.00
502	Project Manager	$110.00
503	Professional Engineer	$ 95.00
504	Senior Engineer	$ 85.00
505	Design Engineer	$ 80.00
506	Construction Engineer	$ 80.00
508	Graduate Engineer	$ 75.00

Labor Code	Description	Billing Rate Per Hour
509	Registered Land Surveyor	$ 90.00
510	Expert Witness	$150.00
512	Building Inspector	$ 70.00

Labor Code	Description	Billing Rate Per Hour
514	Engineering Tech III	$ 60.00
515	Engineering Tech II	$ 55.00
516	Engineering Tech I	$ 45.00
517	CADD Manager	$ 80.00
518	CADD Operator III	$ 70.00
519	CADD Operator II	$ 60.00
520	CADD Operator I	$ 55.00
521	Survey Manager	$ 70.00
522	2-Man Survey Crew	$ 90.00
523	3-Man Survey Crew	$115.00
524	4-Man Survey Crew	$140.00
526	Clerical	$ 40.00
527	Bookkeeper	$ 50.00
529	Human Resource Assistant	$ 45.00
535	Survey Tech I	$ 35.00
REIMBURSABLE EXPSENSES

Mileage Expenses	Travel Vehicle	$0.40 per mile
	Survey Vehicle	$0.50 per mile
	Employee Vehicle	Cost * 1.15

Travel Expenses	Lodging	Cost *1.15
	Meals	Cost *1.15
	Per Diem	$20.00 per hour

Equipment Expenses	CADD Computer	$10.00 per hour
	Total Station	$10.00 per hour
	Global Positioning System	$20.00 per hour

Survey Supplies	Iron Pins	$1.25 each
	Fence Posts	$5.00 each
	Lath	$14.00 per bundle

Photocopies	Out of Office	Cost *1.15
In Office Copies
	0-25 Copies	$0.20 Each
	26-100 Copies	$0.15 Each
	Over 100 Copies	$0.10 Each

Miscellaneous	Project Expenses	Cost *1.15
	Sub Consultants	Cost *1.15

ARTICLE 5. MISCELLANEOUS
This Agreement, together with any exhibits and attachments hereto and any documents incorporated herein, constitutes the entire understanding between the parties concerning the subject matter hereof. No prior or contemporaneous representations, inducements, promises or agreements not contained herein are of any force or effect. This Agreement shall be governed by and construed in accordance with North Dakota law, and shall not be modified except in a writing signed by all parties. This Agreement is binding upon the parties and their heirs, representatives, agents, successors and permitted assigns. Neither this Agreement or any parties’ rights, duties responsibilities or obligations shall be assigned by either party, in whole or in part, without the prior written consent of the other party hereto. If any provision herein is held to be invalid, unenforceable, or contrary to public policy, in whole or in part, the remaining provisions shall not be affected. No omission or delay by either party in enforcing any right or remedy or in requiring any performance hereunder shall constitute a waiver of any such right, remedy or required performance, nor shall it affect the right of either party to enforce such provision thereafter. The remedies set forth herein are cumulative and in addition to all other remedies available hereunder, at law and in equity. The headings contained herein are for convenience only and shall not be considered in interpreting or construing this Agreement. All covenants, warranties, representations and indemnification obligations set forth in this Agreement shall survive the termination or expiration hereof. This Agreement may be executed in counterparts, and facsimile signatures shall be binding upon the parties.
IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

ACCEPTED BY:

Gold Energy, LLC	Moore Engineering, Inc.

/s/ Les Nesvig	/s/ [Illegible signature]

Les Nesvig, President	Title: [Handwritten: Land Surveyor]

BREMER TRUST

Account Name: Gold Energy, LLC	Account No:
Gold Energy, LLC

Asset Allocation Range
Investment Objective	Equity %	Fixed%	Cash%
☐ Aggressive Investor	85-100	0-15	0-20
☐ Moderate Aggressive Investor	65-85	15-35	0-20
☐ Moderate Investor	35-65	35-65	0-20
☐ Moderate Conservative Investor	15-35	65-85	0-20
☐ Conservative Investor [Hand marked: X]	0-15	85-100	0-30
☐ See Specific Instructions
☐ Directed

Asset Allocation Target			Products to Use
Equity:		%	Mutual Funds:	☐ Yes	☐ No

Fixed:	100%		Indiv. Securities:	☐ Yes	☐ No

Money Market:	$		Tax Exempt Bonds:	☐ Yes	☐ No

Other:			Standard Money Market?	☐ Yes	☐ No

If No (Specify Cusip#):
.

Other Specific Instructions/ Assets Not Managed?
[Handwritten: 100% Federated Government Obligations Fund Institutional Shares #5]

I understand that l reserve the right to change my elections at any time by notification in writing to Bremer Trust, N.A..
Proxies: Client understands and agrees that Client has the right to vote all proxies which are solicited for securities held in the account. However, unless directed so in writing, all proxies will be voted by Bremer Trust for securities held on your behalf.
Shareholder Disclosure — SEC Rules authorize companies to request the identities of those who own their securities for communications purposes. I direct you to maintain confidentiality and not disclose my name when such requests are received. (By checking this box, ☐ I direct you to disclose my name, address, and security position held.)
12CFRI2 — Special mailings identifying security transactions within five business days are not provided but are available at no cost upon clients written request.
This Agreement represents the entire agreement between parties with respect to the subject matter contained herein. This Agreement may not be changed orally, but only by an agreement in writing signed by all parties.

Dated: 10/05/2005	Signed: /s/ Illegible signature [Handwritten:Treasurer]

Dated: 10/05/2005	Signed: /s/ Les Nesvig [Handwritten: chairman]
Issue Date: 01/10/00
Revision Date: 09/28/05